PROMISSORY NOTE

                                                         Loan No. 20299
                                                         Fixed Rate 8%
                                                         Revolving Credit No

$570,000.00                                              December 16,1998

         Each party signing this promissory note as maker (each of whom, together with each endorser, surety or guarantor, is hereinafter included in the term "Obligor"), jointly and severally promises to pay to the order of MELLON UNITED NATIONAL BANK, hereinafter called "Holder", at its office at 1399 S. W. First Avenue, Miami, Florida 33130 (or at such other place as the Holder hereof may designate), the sum of FIVE HUNDRED SEVENTY THOUSAND AND 00/100 DOLLARS with interest at eight per cant per annum, Interest on principal will accrue from date of funding at the rate of 1/360th of annual interest for each day that principal is outstanding; provided, however, in no event shall interest be due at a rate in excess of the maximum permissible legal rate. In the event the loan evidenced by this note constitutes a consumer credit transaction as defined under Regulation Z of the Board of Governors of the Federal Reserve System, then the maximum permissible legal rate referred to herein shall mean 18%, determined on a 365-day basis, unless the loan amount exceeds $500,000, in which event the maximum permissible legal rate referred to herein shall mean 25%, determined on a 365-day basis. Principal and interest shall be payable as follows:

              Equal monthly payments of principal and Interest of $4,809.15 shall be paid commencing on January 16th, 1999, and on the 16th day of each month thereafter, and on December 16, 2003, the entire remaining principal balance 4ereof, together with any accrued and unpaid interest thereon, shall be paid.

              In addition to the foregoing, Obligor shall pay to Holder an additional sum sufficient to pay by November of each year during the term of this note annual real property taxes on the property encumbered by the mortgage herein described. Such additional sum shall be paid In equal monthly Installments together with the principal and interest payments due hereunder. Provided the Holder has received the aggregate sum required to make payments of the current year's property taxes, the Holder shall forward the appropriate payments to the taxing authority for property taxes due. Notwithstanding the foregoing, the Holder shall at all times have the right, after a default by Obligor, to apply such funds to the Obligations as the Holder deems appropriate.

              Prepayment may be prepaid in whole or in part, but subject to the following prepayment fees: (1) If any principal Is prepaid In whole or in part In the first year of the loan (i.e., within 12 months after the date of this note), the prepayment fee shall be equal to five percent of the original principal amount of the loan; (!I) if any principal Is prepaid In whole or In part In the second year of the loan, the prepayment fee shall be equal to four percent of the original principal amount of the loan; (111) if any principal Is prepaid In whole or in part In the third year of the loan, the prepayment fee shall be equal to three percent of the original principal amount of the loan; (iv) if any principal Is prepaid in whole or In part in the fourth year of the loan, the prepayment fee shall be equal to two percent of the original principal amount of the loan; (v) if any principal is prepaid in whole or in part during the fifth year of the loan, the prepayment fee shall be one percent of the original principal amount of the loan.

         All payments shall be applied first to accrued interest and then to principal. In the event the Obligor has not drawn the entire principal sum of this note, additional sums may be drawn up to the original principal sum hereof. In the event the parties intend this note to evidence a revolving credit arrangement (such intention being indicated in the appropriate space above), the Obligors may draw the entire principal sum hereof, or a part thereof, from time to time, and the outstanding balance due hereunder shall accordingly increase or decrease, so long as the aggregate outstanding principal balance shall not at any time exceed the original principal sum hereof.

         As used in this instrument, the term "Collateral" shall refer to those items spee4fically scheduled in this note together with all property of each Obligor that for any purpose, whether in trust for any Obligor or for custody, pledge, collection or otherwise, is now or hereafter in the actual or constructive possession of, or in transit to, the Holder in any capacity, its correspondents or agents, and the right of set-off against all deposits and credits of each Obligor with, and all claims of each Obligor against, the Holder at any time existing. With respect thereto, the parties understand that the Holder is authorized at any time without prior notice to apply such Collateral in whole or in part, and in such order as the Holder may elect, to the payment of or as a reserve against one or more of the Obligations (as defined in this instrument), whether other collateral therefor is deemed adequate or not.

         As used in this instrument, the term "Obligations" shall refer to the indebtedness represented by this note and all renewals and substitutions hereof and claims of every nature and description of the Holder against the Obligors whether present or future, contracted with or acquired by the Holder, and whether joint, several, absolute, contingent, matured, unmatured, liquidated, unliquidated, or direct or indirect.

         As security for payment of this note and of all of the Obligations, the Obligors jointly and severally give the Holder a continuing lien and security interest in all of the Collateral, including without limitation any property which may be described on the reverse side hereof or on an attached schedule; provided, however, that in the event the Collateral includes the principal dwelling of a consumer (as such terms are described under Regulation Z of the Board of Governors of the Federal Reserve System), the term Obligations shall not include borrowings subsequent hereto with respect to which Holder was required to provide, and did not so provide, a notice of right of rescission pursuant to applicable requirements of Regulation Z of the Board of Governors of the Federal Reserve System.

         The happening of any of the following events shall constitute a default hereunder: (1) a failure of any Obligor to pay in full any installment payable hereunder promptly when it becomes due; (2) failure of any Obligor to pay in full when due any indebtedness, obligation, or liability to the Holder whatsoever, or any installment thereof or interest thereon; (3) failure of any Obligor to perform any agreement hereunder; (4) the Holder learns that any warranty, representation, certificate or statement of any Obligor (whether contained in this note or not) pertaining to )r in connection with this note or the loan or credit evidenced by this note, may not be true; (5) any Obligor becomes insolvent or any insolvency proceedings (as said terms "insolvent" and "insolvency proceedings" are defined in the Uniform Commercial Code of Florida) are instituted or made by or against any Obligor, or application is made for the appointment of a receiver for any Obligor or for any of the assets of any Obligor; (6) the entry of a judgment against any Obligor; (7) the issuing of any levy, attachment or garnishment, or the filing of any lien against any property of any Obligor; (8) the determination by the Holder that a material adverse change has occurred in the financial condition of any Obligor (a) from the


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

conditions set forth in the most recent financial statement of such Obligor heretofore furnished to the Holder, or (b) from the financial condition of such Obligor as heretofore most recently disclosed to the Holder in any manner; (9) failure to do all things necessary to preserve and maintain the value and collectability of the Collateral, including but not limited to the payment of taxes and premiums on policies of insurance on the due date without benefit of the grace period; (10) the assignment by any Obligor of an equity in any of the Collateral without written consent of the Holder; (11) the death of any Obligor;
(12) the dissolution, merger, consolidation, or reorganization of any Obligor; or (13) the actual or attempted revocation of his guaranty by an Obligor who has guarantied Obligations hereunder not yet advanced or not yet readvanced under a revolving credit arrangement which may be herein provided.

         Upon the happening of any event of default as defined herein: (1) the entire amount of this note remaining unpaid, less the amount of any prepaid interest or discount and any rebates required by law, shall, at the option of the Holder and without notice or demand, become due and payable forthwith or thereafter. In no event and under no circumstances shall the Holder be entitled hereunder to unaccrued or unearned interest or other charges. In the event of default, after deducting any paid and unaccrued or paid and unearned interest from the principal balance then due, the then unpaid principal balance hereof and any accrued and unpaid interest shall bear interest from the time of such default at the maximum legal rate permissible, and, regardless of the payment terms of the note, all unpaid interest from the time of such default may be compounded on a monthly basis, the first such compounding to be made 30 days after the default and, thereafter, on the same date of each subsequent month until all Obligations have been paid in full. In no event and under no circumstances shall there be due hereunder, nor shall the Holder be entitled hereunder to receive at any time, any charges not allowed or permitted by law or any interest or Interest rate in excess of the maximum allowed by law. In the event that the amount of any charge or payment due hereunder shall create or shall be deemed to create an interest charge in excess of the maximum permissible legal rate, then the charge of any such excess amount shall be deemed unenforceable and void and its collection shall be waived, without affecting the remainder of the Obligations evidenced hereby, and any such excess amount which may have been paid to the Holder shall be refunded; (2) the Holder may at its option, thereupon or thereafter declare all other Obligations, or any of them selected by the Holder (notwithstanding any provisions thereto, immediately due and payable without demand or notice of any kind (but with such adjustments, if any, with respect to any interest or other charges as may be provided for in the promissory note or other writing evidencing such Obligation); (3) the Holder shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Florida, or otherwise available to the Holder (including those available under any written instrument in addition to this note relating to any of the Obligations or any security thereto and, without limiting the generality of the foregoing, the Holder shall have the right, immediately and without further action by it, to set-off against this note all money owed by the Holder in any capacity to each or any Obligor, whether or not due, and also to set-off against all other Obligations of each Obligor to the Holder all money owed by the Holder in any capacity to each or any Obligor; and the Holder shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default or other event even though such charge is made or entered on the books of the Holder subsequent thereto.

         In the event this note evidences a revolving credit arrangement, Obligor requests and authorizes Holder, in the latter's sole discretion: (a) at maturity, or on the business day preceding maturity, of the loan evidenced hereby, to increase the outstanding principal balance hereunder to the stated original principal amount of this note; and (b) on the business day next following such maturity, to reduce the principal balance to the amount outstanding just prior to such maturity. Obligor agrees that any such action which the Holder in its sole discretion shall take is done so as to exempt, in accordance with applicable regulations or opinions of the Department of Revenue


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

of the State of Florida, the maturing Obligation evidenced by this note from the imposition of documentary stamp tax with respect thereto in the event the Holder agrees to extend the maturity of this note, and that such action by Holder shall in no way indicate approval of a renewal of the loan evidenced by this note.

         In the event that subsequent to the stated maturity hereof the Holder makes an advance for any of the purposes provided for or permitted herein, the provisions of this note shall be applicable with respect to such advance in all respects as if such advance had been made prior to maturity.

         In the event the Holder shall be required at any time to pay additional documentary stamp tax, intangible tax, or other taxation with respect to any transaction contemplated or evidenced by this note, the Obligor shall reimburse the Holder immediately for all such costs, including any interest and penalties with respect thereto.

         The Obligor hereby authorizes the Holder, at the Holder's sole discretion, to extend the maturity of this note to a date determined by the Holder as set forth in a written notice mailed to the Obligor at the address shown for the Obligor in the Holder's records, provided that the interest rate and/or payment terms remain the same or are lower than those provided for under the original promissory note evidencing this loan.

         The Obligor represents and verifies to the Holder that the statement of financial condition of the Obligor provided to the Holder is accurate and correct in all material respects; understands that the Holder is relying upon this representation and verification in extending credit to the Obligor; and agrees to provide written notification to Holder promptly upon the occurrence of a material adverse change in Obligor's financial condition from that reflected on the statement of Obligor's financial condition which Obligor provided to the Holder.

         With respect to any and all Obligations, the Obligors severally waive the following: (1) demand, presentment, protest, notice of dishonor, suit against any party and all other requirements necessary to charge or hold any Obligor liable on any Obligation; (2) any further receipt for or acknowledgment of the Collateral now or hereafter deposited or statement of indebtedness; (3) the right to interpose any set-off or counterclaim of any nature or description in any litigation in which the Holder and any Obligor shall be adverse parties. The Obligors severally agree that any Obligations of any Obligor may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, discharged or released by the Holder, and any Collateral, lien and/or right of set-off securing any Obligations may, from time to time, in whole or in part, be exchanged, sold, or released, all without notice to or further reservations of rights against any Obligor and all without in any way affecting or releasing the liability of any Obligor. The Obligors jointly and severally agree to pay all taxes and assessments levied on or with respect to the Obligations, this note, and any Collateral, including but not limited to intangible and documentary stamp taxes, and all filing fees and taxes and all costs of collecting or securing or attempting to collect or secure any Obligations, including attorneys' fees, whether or not involving litigation and/or appellate proceedings.

         The Holder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid, unless in writing and signed by the Holder. All rights and reme4ies of the Holder under the terms of this note and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. The Obligors jointly and severally agree that the Holder shall be entitled to all the rights of a holder in due course of a negotiable instrument. This note shall be governed by and construed in accordance with the laws of the State of Florida. Any provision of this note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof. Any notice required to be given to any person shall be deemed sufficient if mailed, postage prepaid, to such person's address as it appears on this note, or, if none appears, to any address in the Holder's files. The Holder shall have the right unilaterally to correct patent errors In this note and to fill in any blank spaces herein so as to conform to the terms upon which the loan evidenced hereby is made.

         The Obligors shall be jointly and severally liable for all Indebtedness represented by this note and have subscribed their names hereto without condition that anyone else should sign or become bound hereon and without any other condition whatever being made. The provisions of this note are binding on the heirs, executors, administrators, assigns and successors of each and every Obligor and shall inure to the benefit of the Holder, its successors and assigns. This note is executed under the seal of each of the Obligors.

         This promissory note and other loan and, if applicable, collateral documentation being executed contemporaneously herewith (collectively, the "Loan Documentation") constitute and evidence the complete understanding between the Holder and the Obligor. All prior and contemporaneous discussions between the Holder and the Obligor, including all representations and promises by the Holder, whether oral or written, are included in and merged in the Loan Documentation. Any modification thereof hereafter which is not in writing and signed by the Holder and the Obligor shall be void, except that the Holder may in its sole discretion extend the maturity of the loan evidenced by this note for a term specified in a written notification mailed to the Obligor at its address shown on the Holder's records. The Holder may rely on the information, instructions, or other communications (including requests for and directions concerning loan advances) given to the Holder by any one Obligor.

         Notwithstanding the fact that a default hereunder may not exist, and without the necessity for notice to or consent of any Obligor, the Holder may allow additions to, reductions or releases or exchanges of, or substitutions for the Collateral or any part thereof. Surrender of this note, upon payment or otherwise, shall not affect the right of the Holder to retain the Collateral as security for other Obligations.

         The Holder shall not be obligated to resort to any Collateral but, at its election, may proceed to enforce any of the Obligations in default against any or all of the Obligors.

         Notwithstanding anything herein to the contrary, Holder agrees, by acceptance of this note, to forebear acceleration of the unpaid principal balance hereof (a) for a period of 15 days for the failure of the Obligor to make a payment when due hereunder, and (b) for a period of 30 days in the event, of any other default by Obligor in an Obligation hereunder. Such forbearance shall not deny or in any way mitigate the occurrence of a default, unless the Obligor, within the applicable forbearance period, cures such default to Holder's satisfaction, in which event the loan shall thereupon be reinstated and restored to good standing in all respects, including the interest rate hereon, effective as of the date of the default.

         Obligor covenants to and agrees with the Holder that for so long as any Obligations under this promissory' note shall be outstanding, at all times from and after the time Holder opens a branch banking facility In Boca Raton, Florida, Holder shall be the prime depository for the personal and business accounts of Obligor, excepting those accounts which Obligor maintains at LaSalle


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

Bank. Obligor recognizes that such covenant and agreement was an Important factor and a material Inducement to the Holder in establishing the terms and conditions, Including the Interest rate, of the loan evidenced by this note. If Obligor violates this covenant and agreement, Holder may elect, upon written notice to any one Obligor mailed to his address as shown on the Holder's records, to Increase the interest rate set forth in this note to a rate specified in such notice, which rate shall not exceed one percent per annum less than the maximum permissible legal rate, effective from the date of such notice. This covenant does not apply to accounts hold by Dominick M. Seminara or Carol
J. Grapski-Seminara.

THE OBLIGOR AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER, EACH HEREBY WAIVES (1) ALL RIGHTS TO RELY ON OR ENFORCE ANY ORAL STATEMENTS MADE PRIOR TO, CONTEMPORANEOUSLY WITH OR SUBSEQUENT TO THE SIGNING OF THIS PROMISSORY NOTE; AND
(2) THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PROMISSORY NOTE, OR WITH RESPECT TO DEALINGS BETWEEN THE HOLDER AND THE OBLIGOR CONCERNING ANY COURSE OF CONDUCT, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO PROVIDE CREDIT TO THE OBLIGOR.

                                      PSI INDUSTRIES, INC.




                                      By:   /S/
                                            ----------------------------------
                                            Dominick M. Seminara, Chairman

                                            Address: 1160 South Rogers Circle
                                                     Boca Raton, FL  33487-2709

                             SCHEDULE OF COLLATERAL

FIRST MORTGAGE executed by Obligor contemporaneously herewith encumbering the property legally described as follows:

              PARCEL
              ------
              Unit 1, of THE 1160 BUILDING, A CONDOMINIUM, according to the Declaration of Condominium recorded in Official Records Book 9633, Page 75, and all exhibits and amendments thereof, of the Public Records of Palm Beach County, Florida, including the undivided share in the common elements appurtenant thereto.

              PARCEL 2
              --------
              Ingress and egress easement recorded in Official Records Book 5748, Page 1805, as amended by Official Records Book 6631, Page 1881, covering the Eastern 12 feet of Lot 10, Block 3, SOUTH CONGRESS INDUSTRIAL CENTER, according to the Plat thereof, recorded in Plat Book 33, Page 45, of the Public Records of Palm Beach County, Florida.





                                       7


This instrument was prepared by:

Thomas C. Cobb, Esq.
Cobb & Ebin, P.A.
1399 S. W.  1st  Ave., Third Floor
Miami., FL 33130
(305) 377-0223

                                  MORTGAGE DEED

         THIS MORTGAGE DEED, executed and delivered as of December 16,1998, by PSI INDUSTRIES, INC., a Florida corporation, whose address is 1160 6 South Rogers Circle, Boca Raton, FL 33487-2709, (hereinafter called "Mortgagor'), to MELLON UNITED NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, whose address is 1399 S.W. 1ST Avenue, Miami, Florida 33130 (hereinafter called "Mortgagee"), which terms Mortgagor and Mortgagee, shall include all natural and artificial persons described as Mortgagor and Mortgagee, and shall be deemed to extend to, bind and benefit their respective heirs, executors, administrators, successors, legal representatives and assigns:

                              W I T N E S S E T H:
                              --------------------

         For divers good and valuable considerations, including the aggregate sum named in the promissory note (hereinafter called the "Note"), a description of which appears herein or a copy of which is annexed hereto, the Mortgagor does hereby grant, bargain, sell, alien, remise, release, convey and confirm unto the Mortgagee all that certain real property which the Mortgagor now owns, situate in Florida and described more particularly in the schedule contained herein or annexed hereto, and all structures and improvements now and hereafter located thereon, the rents, issues and profits thereof, all furniture, furnishings, fixtures and equipment now located thereon, and also all gas and electric fixtures, heaters, air conditioning equipment, machinery, motors, bath tubs, sinks, water closets, water basins, pipes, faucets, and other plumbing and heating fixtures, refrigerator equipment, venetian blinds, which are now or may hereafter pertain to or be used with, in or on said premises, and which, even though they are detached or detachable, are and shall be deemed to be fixtures and accessions to the freehold and a part of the realty, and all additions thereto and replacements thereof (which real property, improvements and personalty are hereinafter collectively called the "Property"),

         TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances, unto the Mortgagee in fee simple.

         And the Mortgagor hereby covenants with the Mortgagee that the Mortgagor is indefeasibly seized of the Property in fee simple (or such lesser estate as may hereinafter be identified); that the Mortgagor has full power and lawful right to convey the Property in fee simple as aforesaid; that it shall be lawful for the Mortgagee at all times peaceably and quietly to enter upon, hold, occupy and enjoy the Property; that the Property is free from all encumbrances except as may herein be noted; that the Mortgagor will make such further assurances to perfect the fee simple title to the Property in the Mortgagee as may reasonably be required; and that the Mortgagor does hereby fully warrant the title to the Property and will defend the same against the lawful claims of all per-sons whomsoever.

         PROVIDED ALWAYS, that if all of the payments set forth in the Note shall be paid and each and every stipulation, agreement, condition and covenant of the Note and of this mortgage shall be promptly performed, complied with and abided by, then this mortgage and the estate hereby created shall cease and be null and void.

         And the Mortgagor does hereby covenant and agree with the Mortgagee as follows:

         1. PAYMENT OF THE NOTE. All and singular the principal and interest and other sums of money payable by virtue of the Note and this mortgage, or either, shall be paid promptly on the days, respectively, the same severally become due.

         2. COMPLIANCE WITH TERMS OF NOTE AND MORTGAGE. Each and every stipulation, agreement, condition and covenant set forth in the Note and in this mortgage shall be performed, complied with and abided by.

         3. PAYMENT OF TAXES, ASSESSMENTS AND ENCUMBRANCES. The Mortgagor shall pay all and singular the taxes, assessments, levies, liabilities, obligations, and encumbrances of every nature on the Property, whether prior or subordinate in lien, dignity and effect to the lien of this mortgage, each in accordance with its respective terms, conditions and requirements, and, if the same are not paid promptly, the Mortgagee may at any time, before or after delinquencies, pay the same without waiving or affecting the option to foreclose or any right hereunder, and every payment so made shall become part of the indebtedness secured by this mortgage and shall bear interest from the date of expenditure by the Mortgagee at the maximum rate of interest permitted by law, until paid. All such funds, together with accrued interest, shall be paid to Mortgagee on demand.

         4. MAINTENANCE OF INSURANCE AND APPLICATION OF PROCEEDS. The Mortgagor shall keep buildings now or hereafter constituting a portion of the Property insured by standard fire and extended coverage policy or policies, in a sum equal to the highest insurable value, issued by a company or companies approved by the Mortgagee, such policy or policies to be held by and be payable to the Mortgagee, and in the event any sum of money becomes payable under such policy or policies, the Mortgagee shall have the option to receive and apply the same on account of the indebtedness hereby secured or to permit the Mortgagor to receive and use it or any part thereof for other purposes, without hereby waiving or impairing any equity, lien or right under or by virtue of this mortgage, and if the Mortgagor shall fail to cause such insurance to be carded and paid for, the Mortgagee may place and pay for such insurance or any part thereof without waiving or affecting the option to foreclose or any right hereunder, and each and every such payment shall bear interest from date thereof at the maximum rate of interest permitted by law.

         5. WASTE. The Mortgagor shall permit, commit, or suffer no waste, impairment or deterioration of the Property, except reasonable wear and tear, and in the event of failure of the Mortgagor to keep the buildings constituting a portion of the Property or improvements thereon in good repair, the Mortgagee may make such repairs as in its discretion it may deem necessary for the proper preservation thereof, and the full amount of each and every such payment shall be due and payable thirty days after demand, and shall be secured by the lien of this mortgage.

         6. ACCELERATION OF MATURITY OF NOTE UPON DEFAULT. If any of the sums of money referred to in the Note or in this mortgage be not promptly and fully paid when the same severally become due and payable, or if each and every stipulation, agreement, condition and covenant of the Note and this mortgage, or either, is not promptly and fully performed, complied with and abided by, then:
(a) all obligations under the Note and under this mortgage, including but not


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

limited to sums advanced by the Mortgagee to protect its security or lien position in the Property or any of its rights under this mortgage, shall immediately and without further notice to Mortgagor bear interest at the maximum rate of interest permitted by law; and (b) the aggregate sum mentioned in the Note, together with all other obligations under the Note and under this mortgage, shall become due and payable forthwith or thereafter at the option of the Mortgagee, as fully and completely as if the full principal amount here secured were originally stipulated to be paid on such date, anything in the Note or herein to the contrary notwithstanding.

         7. FORECLOSURE OF LIEN. If the foreclosure proceedings of any mortgage encumbering the Property or any lien on the Property of any kind should be instituted, the Mortgagee may, at its option, immediately or thereafter declare this mortgage and the indebtedness secured hereby due and payable.

         8. APPOINTMENT OF RECEIVER. Until default in the performance of the covenants and agreements of this mortgage, the Mortgagor shall be entitled to collect the rents, issues and profits from the Property, but in case of a default in any of the terms of this mortgage or the filing of a bill to foreclose this or any other mortgage encumbering the Property, the Mortgagee shall immediately, and without notice and as a matter of strict right, be entitled to the appointment of a receiver of the Property and of the rents, issues, profits, prepaid rentals or security monies, deposits and revenues thereof, from whatsoever source derived, with the usual powers and duties of receivers in such cases, and such appointment shall be made by such court as a matter of strict right to the Mortgagee and without reference to the adequacy or inadequacy of the value of the Property, or to the solvency or insolvency of the Mortgagor, and such rents, profits, prepaid rentals or security monies, deposits, income and revenue shall be applied by such receiver to the payment of this mortgage indebtedness, cost and charges, according to the order of such court, and such receiver may* be continued in possession of the Property until the time of the sale thereof under such foreclosure and until the confirmation of such sale by the court.

         9. CONTEST OF LIEN. If any action or proceeding shall be commenced by any person other than the holder of this mortgage, to which. action or proceeding the holder of this mortgage is made a party, or in which it shall become necessary to defend or uphold the lien of this mortgage, all sums paid by the holder of this mortgage for the expense of any litigation, including appellate proceedings, to prosecute, or defend the rights and liens created by this mortgage (including reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the maximum rate of interest permitted by law, and any such sum, and the interest thereon, shall be a claim upon the Property, attaching or accruing subsequent to the lien of this mortgage, and shall be deemed to be secured by this mortgage and by the Note. In any action or proceedings to foreclose this mortgage or to recover or collect the debt secured thereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail, unaffected by this covenant.

         10. CONDEMNATION, In the event that the Property, or any part thereof, shall be condemned and taken for public use under the power of eminent domain, the Mortgagee shall have the right to demand that all damages awarded for such taking shall be paid to the Mortgagee, up to the aggregate amount then unpaid on the Note and on this mortgage, and shall be applied to the payments last payable thereon.

         11. SUBROGATION OF MORTGAGEE. To the extent of the indebtedness of the Mortgagor to the Mortgagee described herein or secured hereby, the Mortgagee is hereby subrogated to the lien or liens and to the rights of the owner and holders thereof of each and every mortgage, lien or other encumbrance on the Property which is paid or satisfied, in whole or in part, out of the proceeds of the Note, and the respective liens of said mortgages, liens or other encumbrances shall be, and the same and each of them hereby is preserved and shall pass to and be held by the Mortgagee as security for the Note, to the same extent that it would have been preserved and would have been passed to and been held by the Mortgagee had it been duly and regularly assigned, transferred, set over and delivered unto the Mortgagee by separate deed of assignment, notwithstanding the fact that the same may be satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record by the holders thereof at or about the time of the recording of this mortgage.

         12. COSTS AND EXPENSES OF. ENFORCEMENT. The Mortgagor shall pay all and singular costs, charges and expenses; including counsel fees (whether or not suit is brought or appeal taken therefrom), reasonably incurred or paid at any time by the Mortgagee because of the failure on the part of the Mortgagor to perform, comply with and abide by each and every stipulation, agreement, condition and covenant of the Note and this mortgage, or either, and every such payment shall bear interest from date of such expenditure at the maximum rate of interest permitted by law.

         13. EXTENSION OF TIME AND/OR MODIFICATION OF TERMS. No extension of time or modification of the terms of the Note and this mortgage, and no release of any part or parts of the Property shall, without the consent of the Mortgagee, release, relieve, or discharge the Mortgagor from the payment of any of the sums hereby secured, but in such event the Mortgagor shall nevertheless be liable to pay such sums according to the terms of such extension or modifications unless specifically released and discharged in writing by the Mortgagee; further, acceptance of part payment of any installment of principal or interest, or both, or of part performance of any covenant or delay for any period of time in exercising the option to mature the entire debt, shall not operate as a waiver of the right to exercise such option or act upon such default, partial acceptance or any subsequent default.

         14. ESCROW FOR REAL ESTATE TAXES AND INSURANCE. In order more fully to protect the security of this mortgage, the Mortgagee, at its option, may at any time require that the Mortgagor pay to the Mortgagee in monthly payments, until all obligations under the Note and this mortgage are fully paid, the following sums in escrow: (a) an amount equal to 1/12th of the current years real estate tax levy against the Property (if not available, the amount of the prior years real estate tax levy will be used); and (b) an amount equal to 1/12th of the insurance premiums for coverages required by the Mortgagee. Should a deficiency exist between the escrowed amounts so paid and the amounts due, the Mortgagor shall pay the deficiency amount to Mortgagee upon demand. Provided the Mortgagee has received sufficient escrowed funds as herein required, the Mortgagee shall make the real estate tax and insurance premium payments from the escrowed funds. Notwithstanding the foregoing, the Mortgagee shall at all times have the right, after a default by Mortgagor, to apply such funds to the obligations secured by the Note and this mortgage as the Mortgagee deems appropriate. Such payments and all payments to be made under the Note which this mortgage secures shall be added together and the aggregate amount thereof shall be paid by the Mortgagor each month in a single payment, to be applied by the Mortgagee to the following items in the order set forth:

                   A.      Taxes;
                   B.      Insurance;
                   C.      Interest on the unpaid principal sum of the Note; and
                   D.      Amortization of said principal sum,

Any deficiency in the amount of any such aggregate monthly payment shall constitute a default under said mortgage.

         15. ADJUSTMENTS ON REAL ESTATE TAXES. If the total of the payments made by the Mortgagor for taxes shall exceed the amount of the payments actually made by the Mortgagee for taxes, such excess shall be credited by the Mortgagee on subsequent payments of the same nature to be made by the Mortgagor. If, however, said monthly payments made by the Mortgagor shall not be sufficient to pay taxes when the same shall become due and payable, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency, on or before the, date when payment of such taxes shall be due. If at any time the Mortgagor shall tender to the Mortgagee in accordance with the provisions of the Note which this mortgage secures, full payment of the entire indebtedness, the Mortgagee shall credit to the account of the Mortgagor any balance remaining in the funds accumulated by the Mortgagee for the payment of taxes. If there shall be a default under any of the provisions of the Note or this mortgage and an action or proceeding shall be commenced to foreclose same, the Mortgagee shall be, and hereby is, authorized and empowered to apply, at the time of the commencement of the action or proceeding, or at any time thereafter, the balance then remaining in the funds accumulated for taxes as a credit against the amount of principal then remaining under the Note or this mortgage.

         16. FUTURE ADVANCES. It is the intent hereof to secure payment of the Note whether the entire amount shall have been advanced to the Mortgagor on the date hereof or at a later date, and to secure any other amount that may be added to the mortgage indebtedness under the terms of this instrument. This mortgage secures the principal debt as set out in the Note, advances received by the Mortgagor from the Mortgagee during the term hereof, all other indebtedness that may hereafter be due, owing or existing from the Mortgagor to the Mortgagee during the existence of this mortgage, and any renewal or renewals of the Note or Notes for said present or future indebtedness. Notwithstanding any provision hereof, it is the intention to secure all future advances, as defined under Chapter 697 of the Florida Statutes, made commencing with the date hereof and continuing through twenty years after date hereof, by the lien of this mortgage in all respects as though such advances had been made simultaneously with the execution hereof and secured hereby; provided, however, that all such further or future advances shall be wholly optional with the Mortgagee and further provided, however, that no such advance or advances shall cause the unpaid principal obligation here secured to exceed 500% of the original principal amount of the Note, except that there may be added to such amount interest thereon and any and all disbursements made by the Mortgagee for the payment of taxes, levies or insurance on the Property covered by the lien of this mortgage with interest on such disbursements at the maximum rate of interest permitted by law, and for reasonable attorneys' fees and court costs incurred in the collection of any or all of such sums of money, including all such fees and costs in connection with appellate proceedings.

         17. SEPARATE AND CUMULATIVE RIGHTS. Mortgagor agrees that all rights of the Mortgagee arising under the provisions and covenants in this mortgage shall be separate, district and cumulative and that none shall be in exclusion of the other, and that, further, no act of the Mortgagee shall be construed as an election to proceed under any one provision or covenant herein to the exclusion of any other, notwithstanding anything herein to the contrary.

         18. SEVERABILITY. It is further mutually agreed between the parties hereto and made a specific part of this instrument, that in case any word, clause, term, phrase or paragraph used in the aforesaid Note and/or this mortgage deed should be held to be unconstitutional or illegal by any court of competent jurisdiction, the same shall not affect, alter or otherwise impair the meaning of any other word, clause, term, phrase or paragraph in said Note and mortgage deed, and the same shall stand in full force and effect and shall be obligatory upon the assignees, heirs and legal representatives of both respective parties hereto.

         19. PRIOR MORTGAGES. Mortgagor represents and warrants to Mortgagee that no mortgage prior in time and/or dignity ("Prior Mortgage") is now in default and that Mortgagor has not done or failed to do anything which, with the giving of notice of the passage of time, would constitute a default under any Prior Mortgage. Further, Mortgagor covenants and agrees not to borrow any additional funds from the holder of any Prior Mortgage which might be secured by the lien of such mortgage, nor to give such holder any lien encumbering any part of the Property encumbered hereby which might be prior in dignity to the lien of the mortgage given to the Mortgagee herein. In addition to the provisions of paragraph 3 above, Mortgagor hereby authorizes Mortgagee to expend funds and to take any other action which Mortgagee may deem necessary to cure any default under any Prior Mortgage; all such funds and all such action taken shall be at Mortgagor's expense and any funds so expended shall become part of the indebtedness secured by this mortgage and shall bear interest from the date of expenditure by the Mortgagee at the maximum rate of interest permitted by law until paid. All such funds, together with accrued interest, shall be paid to Mortgagee on demand.

         20. GENDER. In this mortgage and the Note it secures, the singular shall include the plural and the masculine shall include the feminine neuter.

         21. ENTIRE AGREEMENT; MODIFICATIONS. This mortgage constitutes the entire agreement between the parties hereto with respect to the Property and the terms and provisions hereof may not be modified except by written instrument signed by the party to be charged.

         22. TIME OF THE ESSENCE. Time is of the essence of this contract and no waiver of any obligation hereunder or of the obligation secured hereby shall at any time thereafter be held to be a waiver of the terms hereof or of the Note secured hereby.

         23. ABANDONMENT. If at any time while this mortgage is in default, the Property shall be abandoned, vacated or left unattended, the Mortgagee, if in its discretion such steps are necessary for the protection of the Property, shall have the right, power and authority at its option to enter upon the Property and to secure same by changing locks thereon, to paint and repair such premises, and to place signs thereon notifying that it has taken possession of the Property, and it may also place signs thereon offering to sell the Property subject to its acquisition of title thereto by foreclosure proceedings or otherwise; and any such action by the Mortgagee as described above shall not be deemed to be a trespass or trespasses or unlawful detainer upon such Property. All sums paid or advanced by the Mortgagee in the protection of the Property as herein provided shall be charged into the mortgage account and become an integral part thereof, subject in all respects to the terms, conditions and covenants of the Note and this mortgage, as fully and to the same extent as though a part of the original indebtedness evidenced by said Note and secured by this mortgage, excepting, however, that said sums shall be repaid to the Mortgagee forthwith upon its demand, together with interest on such sums at the maximum rate of interest permitted by law.

         24. ASSIGNMENT OF RENTS. To further secure payment of the indebtedness of the Mortgagor to the Mortgagee, the Mortgagor does hereby sell, assign, transfer and set over unto the Mortgagee all of the rents, issues and profits of the Property, which assignment shall remain in full force and effect so long as any default continues to exist in the making of any of the payments or the performance of any of the covenants of this mortgage or the Note secured hereby. The Mortgagee shall have the right to enter upon the premises and collect rents, issues and profits directly from persons in possession but shall defer exercise of this right for so long as no default exists under the Note or this mortgage.

         25. ASSIGNMENT OF PROPERTY IN MORTGAGEE'S POSSESSION. As additional security for the performance and payment of all of the obligations secured hereunder, the Mortgagors jointly and severally pledge, transfer, assign and deliver to the Mortgagee any and all property of the Mortgagors and each of them, of every kind and description, now or hereafter in the possession, custody or control of or in transit to or film the Mortgagee, for safekeeping or otherwise (all remittances and property to be deemed in the possession, custody or control of the Mortgagee as soon as put in transit to it by mail or carrier), and the Mortgagee is hereby given a lien for the amount of liability and indebtedness secured by this mortgage, whether or not such liability and indebtedness are due and payable, upon, and a right of set-off against, all property of every kind, whether tangible or intangible, including without limitation any balances, credits, deposits, accounts, monies, collections, drafts, bills and securities, now or hereafter in the possession, custody or control of the Mortgagee by or for the account of any or all of the Mortgagors or in which any or all of the Mortgagors may have any interest; and the Mortgagee is hereby authorized and empowered at its option, without notice, to appropriate any and all of such property and apply any and all thereof and the proceeds thereof to the payment and extinguishment of the liability and indebtedness hereby secured at any time after such liability and indebtedness become payable. The Mortgagee is further hereby authorized and empowered at its option at any time after the liability and indebtedness hereby secured become payable, to sell, assign and deliver any and all of such property at any time in the possession, custody or control of the Mortgagee for any or all of the Mortgagors or in which any or all of the Mortgagors have any interest, at public or private sale, for cash, credit or for future delivery, all at the option of the Mortgagee, without further advertisement or notice of sale and without notice to any or all of the Mortgagors of intention to sell, which rights of Mortgagors are hereby expressly waived. Upon any sales at public auction or Brokers Board the Mortgagee may bid for and purchase the whole or any part of the property sold free of any right of redemption, which right any and all Mortgagors hereby waive, relinquish and release. In case of any sale by the Mortgagee of any such property on credit or for future delivery, such may be retained by the Mortgagee until the selling price is paid by the purchaser and the Mortgagee shall incur no liability in case of failure of the purchaser to pay therefore; in case of any such failure, any such property may be resold. For the purposes of this paragraph, any realty of the Mortgagors encumbered by a mortgage in favor of the Mortgagee here, now or hereafter existing (the "Existing Mortgage"), shall be deemed in the possession of the Mortgagee, and the lien of the Existing Mortgage shall, by the joinder of the Mortgagors here, be made to secure all of the obligations secured hereunder.

         26. ASSUMPTION OF MORTGAGE. It is a requirement hereunder that written approval from the Mortgagee must be obtained prior to any sale, gift, exchange, conveyance, encumbrance or other transfer of the Property. In the event such prior written approval has not been obtained prior to any such transfer, the entire unpaid indebtedness under the Note and this mortgage shall be due and payable at the time of any such transfer. In the event the Mortgagee should agree to the assumption of this mortgage by a third party, the Mortgagee shall have the right to require complete financial information from such assuming party and a right to charge a customary assumption fee. In the event a conveyance should be made by the I Mortgagor of the Property herein described, or any part thereof, and the grantee named in such conveyance fails or refuses to assume the payment of the obligation evidenced by the Note and secured by this mortgage, and in accordance with their respective terms, then and in that event, at the option and upon the demand of the Mortgagee all sums of money secured hereby shall immediately become forthwith due and payable. In the event the ownership of said Property or any part thereof becomes vested in a person other than the Mortgagor, the Mortgagee may, without notice to the Mortgagor, deal with such successor or successors in interest with reference to this mortgage and the debt hereby secured in the same manner as with the Mortgagor, and may forbear to sue or may extend time for payment of the debt secured hereby, without discharging or in any way affecting the liability of the Mortgagor hereunder or upon the debt hereby secured.

         27. FINANCIAL STATEMENTS. The Mortgagor shall furnish to the Mortgagee a signed semiannual and annual unaudited statement of financial condition and profit and loss statement. Such statement shall be delivered to the Mortgagee within thirty days after the close of Mortgagor's semiannual fiscal period, and within thirty days after the close of Mortgagors fiscal year. In the event the Note evidences a commercial or business indebtedness, the Mortgagor shall also comply with the foregoing requirement with respect to such business, whether same be in an individual, partnership or corporate capacity. The statements required by this paragraph shall be prepared in form and manner as are customarily employed by Florida certified public accountants for such purposes.

         28. CONSTRUCTION LOAN. In the event this mortgage secures a construction loan, each of the terms, covenants and conditions of the construction loan agreement executed in connection with the execution of this mortgage is incorporated herein as if said construction loan agreement were set forth herein in its entirety.

         29. UNIFORM COMMERCIAL CODE REQUIREMENTS. The Mortgagor hereby authorizes the Mortgagee, for so long as any obligations under the Note or this mortgage shall be outstanding, unilaterally to add information to this mortgage, such as the signature of the Mortgagee and addresses of Mortgagor and/or Mortgagee, so as to comply with any requirements of the Florida Uniform Commercial Code necessary to constitute this mortgage as a security agreement and/or financing statement, and Mortgagee is further authorized in its sole discretion to file this mortgage of record containing such additional information.

         30. ENVIRONMENTAL REPRESENTATIONS. Mortgagor warrants that (a) no asbestos, substance containing asbestos, or any other substance deemed hazardous by federal, state or local laws, rules, regulations or orders respecting such materials has been installed or constructed upon or in the improvements comprising a part of the Property, and Mortgagor has not and will not install or permit to be installed in, on or about the improvements comprising a part of the Property, any such asbestos, substance containing asbestos or other hazardous substance; and (b) the Property is free from all hazardous or toxic wastes and underground storage tanks. Mortgagor shall comply with all federal, state and local laws, regulations or ord4rs with respect to the discharge and removal of hazardous or toxic wastes and shall keep the Property free of and from any lien imposed against the Property pursuant to such laws, regulations and orders. Mortgagor shall not knowingly install or knowingly permit to be installed on the Property any underground storage tank or any substance deemed hazardous or toxic waste by federal, state or local laws, regulations, orders and ordinances.

                      SCHEDULE OF REAL PROPERTY ENCUMBERED

              PARCEL 1
              --------
              Unit 1, of THE 1160 BUILDING, A CONDOMINIUM, according to the Declaration of Condominium recorded in Official Records Book 9633, Page 75, and all exhibits and amendments thereof, of the Public Records of Palm Beach County, Florida, including the undivided share in the common elements appurtenant thereto.

              PARCEL 2
              --------
              Ingress and egress easement recorded in Official Records Book 5748, Page 1805, as amended by Official Records Book 6631, Page 1881, covering the Eastern 12 feet of Lot 10, Block 3, SOUTH CONGRESS INDUSTRIAL CENTER, according to the Plat thereof, recorded in Plat Book 33, Page 45, of the Public Records of Palm Beach County, Florida.

                                      NOTE

              This mortgage secures a promissory note of even date herewith given by the Mortgagor herein in favor of the Mortgagee herein in the original principal sum of $570,000.

         IN WITNESS WHEREOF, this instrument has been executed by the Mortgagor.

                                          PSI INDUSTRIES, INC.



_____________________________________     By: __________________________________
Signature of witness                           Dominick M. Seminara, Chairman
Printed name of witness:
_____________________________________

_____________________________________
Signature of witness
Printed name of witness:
_____________________________________


STATE OF FLORIDA

COUNTY OF MIAMI-DADE

         The foregoing instrument was acknowledged before me this 16th day of December, 1998, by Dominick M. Seminara, as Chairman of PSI INDUSTRIES, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or [ ] has produced Fla. Drivers License as identification.


                               _________________________________________________
                               Notary Public, State of Florida
                               Printed name of notary public: __________________ Commission Number: ______________________________


                                                   YOLANDA TAULE DUARTE
                                                   COMMISSION # CC 437679
                                                   EXPIRES FEB 27,1999
                                                   BONDEDTHRU
                                                   ATLANTIC BONDING CO.,
                                                   INC.